Credit Suisse First Boston
ABSC 2005-HE8
7,933 records
All records

Selection Criteria: All records
Table of Contents
  Full Docs and Owner Occupied (IO Loans Only)
  Not Full Docs and Owner Occupied (IO Loans Only)
  Full Docs and Not Owner Occupied (IO Loans Only)
  Not Full Docs and Not Owner Occupied (IO Loans Only)
  Full Docs and Owner Occupied (Non IO Loans)
  Not Full Docs and Owner Occupied (Non IO Loans)
  Full Docs and Not Owner Occupied (Non IO Loans)
  Not Full Docs and Not Owner Occupied (Non IO Loans)

1. Full Docs and Owner Occupied (IO Loans Only)

Full Docs and Owner Occupied (IO Loans Only)	LTV < 70	LTV >=70 to <80	LTV >=80 to <100	LTV >= 100
<= 549	0.00	0.00	100.00	0.00
550 - 569	8.16	16.46	75.37	0.00
570 - 589	8.30	7.17	84.54	0.00
590 - 609	4.72	12.25	83.03	0.00
610 - 629	2.96	12.54	84.50	0.00
630 - 649	2.44	8.10	89.46	0.00
650 - 669	6.59	4.42	88.99	0.00
670 - 689	0.00	3.87	96.13	0.00
690 - 709	6.80	11.93	81.27	0.00
710 - 729	0.00	0.00	100.00	0.00
730 >=	1.90	1.72	96.37	0.00
Total:	4.49	9.06	86.45	0.00

Top

2. Not Full Docs and Owner Occupied (IO Loans Only)

Not Full Docs and Owner Occupied (IO Loans Only)	LTV < 70	LTV >=70 to <80	LTV >=80 to <100	LTV >= 100
550 - 569	0.00	0.00	100.00	0.00
570 - 589	6.03	12.98	80.99	0.00
590 - 609	10.58	20.90	68.52	0.00
610 - 629	8.25	12.18	79.57	0.00
630 - 649	1.32	3.94	94.74	0.00
650 - 669	6.45	5.16	88.39	0.00
670 - 689	2.29	3.27	94.44	0.00
690 - 709	2.16	4.88	92.95	0.00
710 - 729	2.65	4.12	93.23	0.00
730 >=	3.06	1.70	95.24	0.00
Total:	4.52	6.74	88.74	0.00

Top

3. Full Docs and Not Owner Occupied (IO Loans Only)

Full Docs and Not Owner Occupied (IO Loans Only)	LTV < 70	LTV >=70 to <80	LTV >=80 to <100	LTV >= 100
590 - 609	0.00	0.00	100.00	0.00
630 - 649	0.00	0.00	100.00	0.00
650 - 669	0.00	0.00	100.00	0.00
670 - 689	0.00	0.00	100.00	0.00
710 - 729	0.00	0.00	100.00	0.00
Total:	0.00	0.00	100.00	0.00

Top

4. Not Full Docs and Not Owner Occupied (IO Loans Only)

Not Full Docs and Not Owner Occupied (IO Loans Only)	LTV < 70	LTV >=70 to <80	LTV >=80 to <100	LTV >= 100
590 - 609	70.56	0.00	29.44	0.00
610 - 629	0.00	0.00	100.00	0.00
630 - 649	0.00	0.00	100.00	0.00
650 - 669	0.00	0.00	100.00	0.00
670 - 689	0.00	0.00	100.00	0.00
690 - 709	0.00	0.00	100.00	0.00
710 - 729	0.00	0.00	100.00	0.00
730 >=	0.00	0.00	100.00	0.00
Total:	7.49	0.00	92.51	0.00

Top

5. Full Docs and Owner Occupied (Non IO Loans)

Full Docs and Owner Occupied (Non IO Loans)	LTV < 70	LTV >=70 to <80	LTV >=80 to <100	LTV >= 100
<= 549	20.29	27.22	52.47	0.02
550 - 569	17.92	19.36	62.60	0.12
570 - 589	16.74	15.58	64.47	3.21
590 - 609	12.07	14.91	66.47	6.54
610 - 629	10.95	15.41	64.71	8.93
630 - 649	14.21	14.93	58.97	11.88
650 - 669	12.23	10.43	68.16	9.17
670 - 689	10.26	20.61	57.99	11.14
690 - 709	16.39	9.06	53.38	21.17
710 - 729	12.41	19.68	55.05	12.86
730 >=	16.92	16.30	50.03	16.75
Total:	15.42	18.33	60.40	5.85

Top

6. Not Full Docs and Owner Occupied (Non IO Loans)

Not Full Docs and Owner Occupied (Non IO Loans)	LTV < 70	LTV >=70 to <80	LTV >=80 to <100	LTV >= 100
<= 549	26.51	23.51	49.97	0.00
550 - 569	13.33	23.62	63.05	0.00
570 - 589	13.01	26.95	60.04	0.00
590 - 609	20.39	20.75	58.51	0.35
610 - 629	14.44	12.04	63.82	9.70
630 - 649	10.07	11.62	62.12	16.18
650 - 669	8.17	7.96	68.01	15.86
670 - 689	8.61	2.92	68.67	19.80
690 - 709	12.12	9.28	61.10	17.50
710 - 729	8.25	8.02	65.58	18.15
730 >=	9.51	4.55	67.39	18.54
Total:	13.63	14.89	62.07	9.42

Top

7. Full Docs and Not Owner Occupied (Non IO Loans)

Full Docs and Not Owner Occupied (Non IO Loans)	LTV < 70	LTV >=70 to <80	LTV >=80 to <100	LTV >= 100
<= 549	27.92	38.17	33.92	0.00
550 - 569	0.00	31.15	68.85	0.00
570 - 589	14.18	2.28	81.25	2.29
590 - 609	15.36	3.11	80.68	0.85
610 - 629	12.44	12.95	70.88	3.74
630 - 649	0.00	5.83	93.23	0.94
650 - 669	0.00	13.87	84.96	1.17
670 - 689	0.00	0.00	90.81	9.19
690 - 709	0.00	0.00	100.00	0.00
710 - 729	12.55	29.47	57.98	0.00
730 >=	0.00	5.62	94.38	0.00
Total:	7.69	10.62	79.84	1.85

Top

8. Not Full Docs and Not Owner Occupied (Non IO Loans)

Not Full Docs and Not Owner Occupied (Non IO Loans)	LTV < 70	LTV >=70 to <80	LTV >=80 to <100	LTV >= 100
<= 549	0.00	63.37	36.63	0.00
550 - 569	0.00	34.33	65.67	0.00
570 - 589	12.40	23.12	64.48	0.00
590 - 609	23.82	14.65	61.53	0.00
610 - 629	0.00	8.48	91.52	0.00
630 - 649	15.23	6.02	78.00	0.74
650 - 669	1.93	7.09	90.35	0.63
670 - 689	1.63	9.60	87.67	1.10
690 - 709	1.16	3.08	94.83	0.93
710 - 729	0.00	5.55	92.66	1.79
730 >=	0.00	10.73	87.34	1.93
Total:	5.00	10.51	83.63	0.85

Top

11 Madison Avenue
New York, New York 10010
www.csfb.com

Disclaimer:All data provided by New Century. This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.